Exhibit 10.4

REAFFIRMATION OF GUARANTY

Reference is made to (a) the Guaranty Agreement dated as of June 20, 2008 (the “Guaranty”) executed by each of the undersigned in favor of ComVest Capital, LLC (the “Lender”), pursuant to which, among other things, each of the undersigned has guaranteed all Obligations of ClearPoint Business Resources, Inc. (the “Borrower”) under, pursuant to or arising out of that certain Revolving Credit and Term Loan Agreement dated as of June 20, 2008 (the “Original Agreement”) by and between the Lender and the Borrower, and (b) the Amended and Restated Revolving Credit Agreement of even date herewith (the “Amended Agreement”) by and between the Lender and the Borrower, pursuant to which, among other things, the Lender and the Borrower are restructuring and modifying the terms of the credit facilities under the Original Agreement and the Borrower is granting to the Lender certain additional protective rights and assurances.

The undersigned, being the Guarantors named in the Guaranty, hereby consent to the execution, delivery and performance of the Amended Agreement, and the Amended and Restated Revolving Credit Note described therein, and confirm that (a) any and all Obligations outstanding under the Original Agreement, and any further Obligations hereafter arising under the Amended Agreement, constitute “Guaranteed Obligations” under and as defined in the Guaranty, (b) all collateral heretofore pledged by the undersigned in favor of the Lender continues to constitute collateral for all such Guaranteed Obligations, (c) the execution, delivery and performance of the Amended Agreement and the Amended and Restated Revolving Credit Note issued thereunder shall not in any manner affect or impair the undersigned’s obligations under the Guaranty, and (d) the undersigned currently have no defenses, offsets or counterclaims with respect to any of their obligations under the Guaranty.

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation as of this 14th day of August, 2009.

CLEARPOINT RESOURCES, INC.
ASG, LLC (a Florida LLC)
EMGATE SOLUTIONS GROUP, LLC
CLEARPOINT WORKFORCE, LLC
CLEARPOINT HR, LLC
ALLIED CONTRACT SERVICES, LLC
STAFFBRIDGE, INC.
CLEARPOINT ADVANTAGE, LLC
CLEARPOINT MANAGED SERVICES, LLC
QUANTUM RESOURCE CORPORATION
ASG, LLC (a Rhode Island LLC)
MERCER VENTURES, INC.

By:	/s/ Michael Traina
Name: Michael Traina
Title: CEO